                       AGREEMENT FOR PARTICIPATION IN THE
             IBM BUSINESS PARTNER - PC, AUTHORIZED ASSEMBLER PROGRAM

THIS AGREEMENT ("Agreement") is entered into by and between International Business Machines Corporation, a New York corporation maintaining a place of business at Route 100, Somers, New York 10589 ("IBM"), and Information Technology Services, Inc., a state of New York corporation maintaining a place of business at 275 Marcus Blvd.; Hauppauge, New York 11788 ("You"), effective as
of the   day of             , 1996.

WHEREAS, IBM desires to expand its personal computer fulfillment capabilities by authorizing a number of integrators to assemble and test IBM personal computer products for sale to Resellers and End Users (as defined below); and

WHEREAS, these IBM authorized integrators ("Authorized Assemblers") must meet and maintain qualifications established by IBM as set forth more fully herein to protect IBM's goodwill and long-standing reputation for high quality personal computer products; and

WHEREAS, You desire to become an Authorized Assembler subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AGREEMENT. Except as expressly provided herein, this Agreement constitutes the complete and exclusive statement of the agreement and understanding between the parties governing the IBM Business Partner - PC, Authorized Assembler Program ("Authorized Assembler Program"). Neither party is relying upon any representations, promises, commitments or guarantees of the other party about the financial benefits or profitability of this program other than that which is expressly set forth herein. This Agreement supersedes all other proposals, prior agreements, and other communications, oral or written, between the parties regarding the Authorized Assembler Program and any predecessor program(s). Except as expressly provided herein, this Agreement does not modify or alter the IBM Business Partner Agreement in effect between You and IBM. All other terms and conditions of your IBM Business Partner Agreement not expressly modified by this Agreement shall continue to apply to You while performing as an Authorized Assembler.

2. DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

(a) "Agreement" includes this Agreement, all exhibits, appendices, attachments and amendments hereto, which are hereby incorporated by reference, including those that may become effective in the future.


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(b)   [This information has been omitted in accordance with a Confidential
      Treatment Request and has been filed separately with the Commission.]

(c) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(d) "Approved Component" [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(e) "Approved Location" is a site controlled and operated by You in the United States at which we authorize You to perform your responsibilities under this Agreement. Certain Authorized Assembler Program requirements, including, but not limited to, minimum number of trained personnel and pre-assembly certification, must be met at each Approved Location.

(f) "Approved Product" is any IBM personal computer product that You are authorized to configure under the Authorized Assembler Program. An Approved Product is assembled and tested by You from a Base System Unit and Approved Components according to the specifications set forth in Appendix A or Appendix B, as appropriate. Except as otherwise provided in this Agreement, Approved Products assembled by You in full and complete compliance with the terms of this Agreement shall be governed as "Products" under the terms of the IBM Business Partner Agreement.

(g) "Base System Unit" [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(h) "End User" is anyone unaffiliated with You who acquires Approved Products for its own use and not for resale.

(i) "IBM Business Partner Agreement" includes the IBM Business Partner Agreement Remarketer General Terms, its profiles, appendices, exhibits, and transaction documents, as amended from time-to-time, entered into between You and IBM.

(j) "Other Software" [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]


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(k)   "Preload" [This information has been omitted in accordance with a
      Confidential Treatment Request and has been filed separately with the Commission.]

(l) "Removed Parts" refers to parts removed by You from a Base System Unit when assembling certain Approved Products pursuant to this Agreement.

(m) "Reseller" includes any personal computer system remarketer to whom You are authorized to resell personal computer products under the terms of your IBM Business Partner Agreement.

(n) "Software Image" [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(o) "Subsidiary" means a corporation, company or other entity for which a party to this Agreement now or hereafter owns or controls, directly or indirectly:

      (1) more than fifty percent (50%) of the outstanding shares or securities representing the right to vote for the election of directors or other managing authority, but such Corporation, company or other entity shall only be deemed to be a Subsidiary only for so long as such ownership or control exists; or

      (2) more than fifty percent (50%) of the ownership interest representing the right to make decisions for such corporation, company or other entity if such corporation, company or other entity does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but such corporation, company or other entity shall only be deemed to be a Subsidiary only for so long as such ownership or control exists.

(p) "Test Software" [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

3. AUTHORIZATION. Provided that You comply fully with the terms of this Agreement, You are hereby authorized by IBM to assemble and test Approved Products bearing the IBM logo for sale under the terms of the IBM
      Business Partner Agreement to Resellers and End Users. With prior written approval from IBM, which approval may be withheld in IBM's sole discretion, You may authorize your Subsidiaries located in the United States to assemble and test Approved Products at Approved Locations pursuant to the terms of this Agreement provided that You hereby unconditionally guarantee each of your authorized Subsidiaries' full and complete compliance with the terms of this Agreement. Pursuant to this guarantee, IBM shall not be required to make demand upon your authorized Subsidiary as a condition to making demand upon You. Each authorized Subsidiary shall co-execute this Agreement, and the term "You" as used herein shall include all authorized Subsidiaries who co-execute this Agreement and are approved in writing by IBM to assemble and test Approved Products hereunder.

4. MINIMUM PARTICIPATION COVENANT. You agree to use your best efforts to purchase a sufficient number of Base System Units and Approved Components to enable You to assemble and test Approved Products listed in Appendix A [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

5. ALLOCATION AND ORDERING. You agree to provide IBM with forecasts of your requirements for and current on-hand inventory of Base System Units and Approved Components weekly or otherwise upon request from IBM. IBM will allocate Base System Units and Approved Components to You in IBM's sole discretion upon consideration of your forecasts, your current on-hand inventory, your actual sales, availability and other business factors deemed relevant by IBM. You agree to use your best efforts to purchase the total number of Base System Units and Approved Components that are allocated to You, up to the greater of the amount of your forecast or your minimum order replenishment requirements, if any. [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] Except as otherwise provided in this Agreement, your orders for Base System Units and Approved Components will be governed as "Products" under the IBM Business Partner Agreement.

6.    TITLE AND RISK OF LOSS.

(a) Hardware. From the point and time of shipment to You by IBM, You shall hold title and all ownership interest and bear all risk of loss in all Base System Units and Approved Components purchased by You, subject to any applicable IBM financing terms.

(b) Software. Title to Software Images, Test Software and Other Software is not transferred by IBM. Except as expressly provided herein, this Agreement does not grant You any rights of any kind under any IBM or third-party patents, copyrights, trademarks, service marks or other intellectual property and does not authorize You to use, copy, sublicense, sell, distribute or prepare derivative works based upon any Software Images, Test Software, Other Software or publications provided by IBM under this Agreement.

7.    ASSEMBLY AND TESTING.

(a) IBM'S Responsibilites. IBM will provide initial training for your personnel in the IBM assembly and testing processes described in Appendix A and Appendix B. IBM must certify your initial compliance with the assembly and test processes, including your handling of any [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] Software Images, Test Software and Other Software, at each location before You will be authorized by IBM to assemble and test Approved Products under this Agreement at such location.

(b)   Your Responsibilities. You represent, warrant and agree to:

      (1) assemble and test Approved Products in full and complete compliance with Appendix A or Appendix B, as applicable, using only IBM-approved tools, equipment, Test Software and Other Software, and that the Approved Products will be free from defects in your workmanship under normal use and operation;

      (2) assemble Approved Products using only Base System Units and Approved Components that are new and unused unless the Approved Product, all related packaging, all marketing materials, bid documents, and invoices are conspicuously and permanently marked to identify the Approved Product as containing "used" parts;

      (3) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (4) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (5) comply with all packaging and labeling requirements for the Approved Product as provided in Appendix A or Appendix B, as appropriate;

      (6) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (7) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (8) use Appendices A and B only in a manner that is consistent with participation in the Authorized Assembler Program and not to distribute copies of such Appendices (in any form) outside of your organization;

      (9) make only such copies of Appendices A and B as are necessary for the performance of your obligations under this Agreement, restrict access to such necessary copies only to your employees with a need to know for purposes of fulfilling your responsibilities under this Agreement, and destroy all superseded copies of Appendices A and B except for no more than two (2) file copies;

      (10)  assemble and test Approved Products only at Approved Locations;

      (11) document your plan for obtaining ISO 9002 certification, or such higher level certification specified by IBM, and obtain and maintain such certification as described more fully in Appendix A;

      (12) maintain a sufficient number (but not less than two (2)) of IBM-trained assembly technicians at each Approved Location to enable You to satisfy your responsibilities under this Agreement;

      (13)  provide ongoing assembly and testing training to your personnel;

      (14) return to IBM pursuant to a valid IBM returns authorization any parts that fail in the assembly and testing process along with failure documentation specified by IBM in Appendix A and Appendix B, as appropriate;

      (15) acquire and maintain any tools and equipment necessary to perform the assembly and testing processes described in Appendix A and Appendix B, as appropriate;

      (16) use, to the extent not otherwise expressly required by this Agreement, a reasonable and workmanlike manner in assembling and testing Approved Products pursuant to this Agreement; and

      (17) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

8.    PRELOADING.

(a) IBM's Responsibilities. IBM shall provide You the master media containing the Software Image, if any, specified for the Approved Products that you are authorized to Preload. Subject to your compliance with the terms of this Section 8, IBM grants You a revocable, non-exclusive, non-transferable right and license to Preload onto an Approved Product a single copy of the Software Image designated for such Approved Product in the bill of materials in Appendix A or otherwise approved by IBM in writing as provided in Appendix B. [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] IBM may revoke these grants and authorizations in whole or in Part any time in its sole discretion.

(b)   Your Responsibilities. You represent, warrant and agree:

      (1) to use the master media, and the Software Images obtained therefrom, only at an Approved Location and only to Preload, or otherwise have IBM install, in a manner expressly permitted by IBM, a single copy of the Software Image designated for each Approved Product in the bill of materials in Appendix A or otherwise approved by IBM in writing as provided in Appendix B onto the Approved Product, and for no other purpose whatsoever;

      (2) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (3) to ensure that the End User has an opportunity to review the IBM Program License Agreement and the license agreements covering third-party software programs and code, if any, before purchasing the Approved Product and accepts such license agreements as a condition to such purchase, and to otherwise distribute Approved Products in full compliance with the terms and conditions of this Agreement and the IBM Business Partner Agreement;

      (4) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (5) to maintain adequate business controls for the master media, and the Software Images obtained therefrom, to prevent unauthorized use or copies of any Software Image;

      (6) not to copy or permit the copying (including back-up copies) of all or any part of any Software Image, except as expressly authorized by this Agreement;

      (7) not to sublicense, rent, lease, distribute, assign or otherwise transfer (including distributing back-up copies of) all or any part of any Software Image, except as expressly authorized by this Agreement;

      (8) not to reverse engineer, disassemble, or decompile all or any part of any Software Image provided by IBM;

      (9) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (10) not co add to, delete from, or otherwise modify any software program or other code included in the Software Image, or create any derivative work therefrom;

      (11) to make all payments due, if any, for any additional software programs or other code You add to the Software Image;

      (12) to comply with any additional requirements related to the Software Image as set forth in Appendix A or Appendix B, as appropriate; and

      (13) not to export Approved Products containing any Software Image to a country where the associated license agreement is not valid.

(c) Third-Party Rights. IBM's authority to authorize YOU to Preload certain software programs and other code included in the Software Images derives from license agreements between IBM and third-party software vendors. You agree that each software vendor is a third-party beneficiary of the terms of this Section 8 with respect to the software programs and other code that such vendor owns which is included in any Software Image included on an Approved Product. The software vendor shall have a right to enforce such terms against You to the same extent that IBM may enforce such terms against You. You shall notify IBM immediately if a third-party software vendor seeks to enforce any terms under this Agreement.

9.    TEST SOFTWARE AND OTHER SOFTWARE.

(a) IBM's Responsibilities. IBM will provide You with a copy of the applicable Test Software and Other Software. Subject to your compliance with the terms of this Section 9, IBM grants You a revocable, non-exclusive, non-transferable right and license to the extent expressly described in Appendix A or Appendix B, as appropriate: [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] (ii) to use the Test Software to assemble and test Approved Products, and (iii) to use and install Other Software where appropriate on Approved Products. Provided You comply with all of the terms of this Agreement, IBM authorizes You to distribute Other Software installed by You on the Approved Product. IBM may revoke theses grants and authorizations in whole or in part at any time in its sole discretion.

(b)   Your Responsibilities. You represent, warrant and agree:

      (1) to [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] use the Test Software [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] only for assembling and testing Approved Products in the manner and to the extent expressly permitted in Appendix A or Appendix B, as appropriate;

      (2) to use and install the Other Software only on Approved Products in the manner and to the extent expressly permitted in Appendix A or Appendix B, as appropriate;

      (3) to maintain adequate business controls for the Test Software and Other Software provided by IBM co prevent unauthorized use or copies;

      (4) not to copy or permit the copying (including back-up copies) of all or any part of any Test Software or Other Software, except as expressly authorized by this Agreement;

      (5) not to sublicense, rent, lease, distribute, assign or otherwise transfer (including distributing back-up copies of) all or any part of any Test Software or Other Software, except as expressly authorized by this Agreement;

      (6) not to reverse engineer, disassemble, or decompile all or any part of any Test Software or Other Software provided by IBM;

      (7) not to add to, delete from, or otherwise modify the Test Software or Other Software, or create any derivative work therefrom; and

      (8) not to export Approved Products containing any Other Software to countries where the associated license agreement, is not valid.

1O.   QUALITY, RELIABILITY AND SAFETY.

(a) IBM's Rights. IBM reserves the right to immediately suspend your authority to assemble Approved Products if IBM determines, in its sole discretion, that Approved Products assembled and tested by You fail to meet required specifications, whether or not, You are at fault.

(b) IBM's Responsibilities. [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(c)   Your Responsibilities. You represent, warrant and agree that:

      (1) all Approved Products which You assemble and resell will comply fully and completely with all functional, quality, reliability, and other specifications identified in Appendix A or Appendix B, as appropriate, including all FCC, UL, consumer product safety, and other applicable agency specifications and requirements;

      (2) to the extent not otherwise expressly required by this Agreement, the functional, quality, reliability and other specifications that You utilize for an Approved Product will exceed industry requirements;

      (3) You will immediately stop assembling Approved Products upon the request of IBM due to any quality, reliability, safety, or other reasons;

      (4) You will comply with any Approved Product recall process established by IBM;

      (5) You will only assemble Approved Products pursuant to the assembly and test processes set forth in Appendix A or Appendix B as appropriate, and You will not modify or alter the subassemblies of any Base System Units or Approved Components, including, but not limited to, the power supplies, processors, planars or mechanical subassemblies;

      (6) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (7) You will not use any ozone-depleting substances in your assembly and test processes for Approved Products, and You will comply with all environmental laws and regulations regarding the disposal of materials used in the assembly and test processes;

      (8) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (9) You will cooperate fully with IBM during periodic audits of quality, reliability, FCC and UL certification, and your compliance with the terms of this Agreement, and You agree to make any changes and improvements required by IBM in a timely manner;

      (10) You will be warranty service capable on each type of Approved Product You assemble and test under this Agreement, or You will have procedures in place to provide warranty service for such Approved Products through IBM-SERV or the IBM Authorized Servicers Program;

      (11) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (12) You will comply with all applicable laws, ordinances, rules and regulations in the performance of your obligations under this Agreement (in particular, as such relate co workplace safety);

      (13) You will periodically assess and continuously improve your quality as an Authorized Assembler in accordance with procedures under ISO 9002, or such higher level certification specified by IBM; and

      (14) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]


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11.   DISTRIBUTION AND RESALE.

(a) IBM's Responsibilities. IBM's sole responsibilities regarding distribution and resale of the Approved Products are set forth in the IBM Business Partner Agreement.

(b)   Your Responsibilities. You represent, warrant and agree:

      (1) to sell and distribute Approved Products according to the terms of the IBM Business Partner Agreement;

      (2) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (3) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

      (4) that, if You have not compiled with the terms of this Agreement in assembling and testing a personal computer system, You will not: (i) represent that such personal computer system was assembled by You under the Authorized Assembler Program; or (ii) use an IBM-designated machine type model number to identify such personal computer system.

      (5) that You will comply with all applicable laws in marketing or transshipping any Base System Units, Approved Components, or Approved Products that are used or that contain used parts, including, but not limited to, conspicuously and permanently marking the Base System Unit, Approved Component, and/or Approved Product, all related packaging, all marketing materials and point of sale displays, and the associated sales invoice to identify it as used or as containing used parts;

      (6) that You will only represent that the Approved Products assembled by You were assembled pursuant to an ISO 9002 (or higher level) certified process if You have obtained such certification; and

      (7) that You will not export Approved Products unless: (i) exporting of such Approved Products is permitted by the IBM Business Partner Agreement; and (ii) You comply with all applicable laws and regulations of the United States and any other applicable jurisdiction.

12.   IBM INTELLECTUAL PROPERTY; GRANT OF LIMITED RIGHTS AND LICENSE.


(a) It is acknowledged by the parties that the design of the Approved Products and all unique IBM tooling was developed under IBM's direction and at IBM's expense. Those features and processes, as well as any other features and processes which may be subsequently developed under IBM's direction and at IBM's expense, are the proprietary and confidential designs of IBM and are the sole and exclusive property of IBM. You agree that all right, title and interest therein shall at all times vest and remain in IBM. You recognize that IBM has invested considerable time and money in developing and protecting its proprietary and intellectual property rights and in creating goodwill and a reputation for excellence with respect to the Approved Products.

(b) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(c) Further, IBM grants You a revocable, non-exclusive, non-transferrable, royalty-free limited right and license to use, in connection with the assembly, testing, sale or distribution of Approved Products solely in accordance with this Agreement, the Approved Product name(s) and trademark(s) used by IBM to identify the Approved Products, including any portion thereof; provided, however, that IBM reserves the right to review and disapprove any references to "IBM" or any of IBM's trademarks. IBM has ownership and title to the trademark "IBM", all other trademarks and trade names of IBM, and the goodwill attaching thereto, and You agree that any goodwill which accrues because of your use of the trade name "IBM" or any other trademarks or trade names of IBM shall vest in and become the property of IBM.

(d) Except as otherwise provided in this Section 12 or in Sections 8 and 9 of this Agreement, You shall not have any rights, interest or license in, whether by implication, estoppel or otherwise, any US or foreign copyrights, trademarks, trade names, trade secrets and/or patents applicable in the Approved Products. IBM may revoke any of these grants at any time in its sole discretion.

13.   CREDITS AND ADJUSTMENTS.

(a) Standard Machine Type Models. Provided that YOU comply with all the terms and conditions of this Agreement in assembling and testing Approved Products under Appendix A, unless expressly provided otherwise herein and to the extent permitted and/or required by law, [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(b) Custom and Rework Models. Provided that You comply with all the terms and conditions of this Agreement in assembling and testing Approved Products under Appendix B, unless expressly provided otherwise herein and to the extent permitted and/or required by law, [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(c) Marketing Funds and Promotional Offerings. Additionally, [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] any marketing funds and promotional offerings (e.g., ProPlan and HQ Funds) allocated to You shall be adjusted, if necessary, to reflect the purchase by You of the Approved Product rather than the purchase of the Base System Unit and Approved Components. For example, if the marketing funds associated with the Approved Product are less than the sum of the funds allocated to You for the Base System Unit and the Approved Components purchased by You to assemble the Approved Product, IBM will reduce the amount of the marketing funds allocated to You to equal the amount that would have been allocated to You for purchase of the Approved Product. Conversely, if the marketing funds associated with the Approved Product are greater than the sum of the marketing funds allocated to You for the Base System Unit and the Approved Components purchased by You to assemble the Approved Product, IBM will allocate to You an additional amount of marketing funds equal to the difference. For the purpose of determining the marketing funds and promotional offerings associated with Approved Products You are authorized to assemble under Appendix B, the marketing funds and promotional offerings associated with the highest IBM standard machine type model inherent in the Approved Product and with any Approved Components above those required to assemble the inherent model will be added together.

14. RETURNS. All Base System Units, Approved Components and Removed Parts that You return to IBM must be new and unused, and by returning such items to IBM, You represent and warrant that they are new and unused. [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] Further, all returns of Base System Units and Approved Components are subject to the then-current inventory adjustment terms and conditions of the IBM Business Partner Agreement, including but not limited to, returns caps and handling fees.

15.   WARRANTY.

(a) The IBM Statement of Limited Warranty included in the Approved Product's designated ship group applies as provided in Appendices A and B to an Approved Product assembled and tested by You and purchased by an End User provided that such Approved Product was assembled and tested by You in full and complete compliance with this Agreement and is otherwise free from defects in your workmanship under normal use and operation during the limited warranty period specified for such product in the applicable IBM Statement of Limited Warranty. [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, IBM EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES FLOWING TO YOU OR TO ANY END USERS RELATING TO ANY APPROVED PRODUCT, INCLUDING WITHOUT LIMITATION, WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN ADDITION, TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, IBM EXPRESSLY DISCLAIMS ALL EXPRESS WARRANTIES AND CONDITIONS FLOWING TO YOU OR TO ANY END USERS WITH RESPECT TO ANY APPROVED PRODUCT THAT IS NOT ASSEMBLED AND TESTED BY YOU IN FULL AND COMPLETE COMPLIANCE WITH THIS AGREEMENT, [THIS INFORMATION HAS BEEN OMITTED IN ACCORDANCE WITH A CONFIDENTIAL TREATMENT REQUEST AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.] OR THAT IS NOT FREE FROM DEFECTS IN YOUR WORKMANSHIP.

(b) ALL SOFTWARE IMAGES, TEST SOFTWARE AND OTHER SOFTWARE PROVIDED TO YOU UNDER THE AUTHORIZED ASSEMBLER PROGRAM ARE PROVIDED "AS IS," WITHOUT WARRANTY OF ANY KIND. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IBM EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS FLOWING TO YOU OR TO ANY END USER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO SUCH SOFTWARE IMAGES, TEST SOFTWARE AND OTHER SOFTWARE.

16. INDEMNIFICATION. You will defend, indemnify and hold harmless, IBM, its Subsidiaries, employees, and directors from all fines, claims, and expenses of any kind (including reasonable attorneys' fees and expenses) arising from or connected with (a) allegations that You have violated or otherwise failed to comply with any applicable law, ordinance, rule or regulation in the performance of your obligations under this Agreement,
      (b) any breach, default, or non-compliance by You related to your representations, warranties or obligations under this Agreement, (c) alteration or modification by You of any Software Image, Test Software or Other Software, whether IBM approved of such alteration or modification or not, (d) unauthorized use, reproduction or distribution of Software Images, Test Software and Other Software by You or your employees or agents, and (e) modification by You of any assembly or test process, agency compliance requirement, or other specifications contained in Appendix A or Appendix B, as appropriate.

17. LIMITATION OF LIABILITY. Circumstances may arise where, because of a default or other liability on IBM's part, You are entitled to recover damages from IBM. In each such instance, regardless of the basis on which damages can be claimed, IBM shall be responsible only for: (a) bodily injury (including death) and damage to real property and tangible personal property caused by an Approved Product assembled in accordance with the terms of this Agreement; and (b) the amount of any other actual loss or damage up to the greater of $ 100,000 or the amount You paid for the Approved Product that is the subject of the claim. Under no circumstances will IBM be liable for any of the following; (i) third-party claims against You for losses or damages (other than those under the first item above); (ii) loss of or damage to your records or data; or (iii) economic consequential damages (including lost profits or savings) or incidental damages, even If IBM was informed of their possibility.

18. MODIFICATIONS AND AMENDMENTS. Except as otherwise provided in this Section 18, this Agreement can only be modified or amended in a writing signed by both parties. [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

19. CONTRACT PERIOD AND RENEWAL. This Agreement shall become effective as of the date first above written when it is executed by You and accepted by IBM and shall automatically expire as of December 31, 1997, unless sooner terminated. This Agreement can be renewed for successive one-year terms by mutual agreement of the parties. Neither party is obligated to renew, and no cause need be given for non-renewal.

20.   TERMINATION AND END OF AGREEMENT.

(a) Either party may terminate this Agreement with or without cause upon thirty (30) days prior written notice to the other party.

(b) In addition, IBM may consider certain actions so serious a threat to the integrity of the Authorized Assembler Program and/or IBM's goodwill as to warrant immediate termination. Accordingly, IBM may terminate this Agreement immediately upon written notice to You if You repudiate this Agreement, if You materially breach its terms and/or conditions, or if You engage in a course of conduct that has, in IBM's sole judgment, injured IBM's reputation or the reputation of IBM's products.

(c) In the event that your IBM Business Partner Agreement is terminated for any reason or otherwise expires, or in the event that You are no longer eligible to purchase IBM personal computer products directly from IBM, this Agreement shall be terminated concurrently with no separate notice required.

(d) In the event that notice of termination of this Agreement is given for any reason or for no reason, IBM shall be entitled to reject all or any orders received from You after notice and prior to the effective date of termination, or IBM may elect to limit shipments to You during such period. Further, as of the date notice of termination is given, IBM in its sole discretion may discontinue extension of any credit terms previously made available to You.

(e) This Agreement shall end on the effective date of termination as provided in this Section 20 or when the contract period expires without renewal as provided in Section 19. When this Agreement ends, your right to receive any credits or adjustments for assembling Approved Products from your remaining inventory immediately ceases.

(f) [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.]

(g) All obligations and duties of the parties, including, but not limited to, your representations and warranties hereunder, that by their nature survive the expiration or termination of this Agreement shall remain in effect after expiration or termination and shall bind the parties and their legal representatives, successors and assigns.

21.   GENERAL TERMS.

(a) Neither party may assign, delegate, or otherwise transfer its rights or obligations under this Agreement without the prior written approval of the other party which may be withheld in that party's sole discretion. Any attempted assignment, delegation or transfer without such approval shall be void.

(b) Each parry is free to enter into similar agreements with others, to market competitive products and to conduct its business in whatever way it chooses, provided that there is no conflict with this Agreement.

(c) You agree to keep the terms and conditions of this Agreement confidential and not to disclose the terms or conditions to any third party without the prior written approval of IBM.

(d) You are an independent contractor of IBM, and You are not IBM's employee or franchisee. Neither of us is a legal representative or agent of the other. Neither of us is legally a partner or joint venturer of the other (for example, neither of us is responsible for the debts incurred by the other).

(e) IBM may periodically review your performance under this Agreement. You agree to provide IBM with relevant records upon request and otherwise cooperate with IBM's review. IBM has the right to reproduce the records, retain the copies, and audit your compliance with this Agreement on your premises during normal business hours. IBM may use an independent auditor for this purpose.

(f) You will provide IBM with sufficient, free, and safe access to your facilities at mutually-convenient times. [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] You will assign a management level employee to interact with the IBM representative(s) and to coordinate your activities in response to requirements identified by the IBM representative(s). If You become aware of any unsafe conditions or hazardous materials to which IBM personnel may be exposed at any of your facilities, You agree to notify IBM immediately.

(g) Failure by either of the parties to insist upon strict performance or to exercise a right when entitled does not prevent that party from doing so at a later time, either in relation to that default or any subsequent one. All waivers must be in writing and signed by an authorized representative of the waiving party.

(h) If either party requires the exchange of confidential information, it will be made under a signed confidential disclosure agreement, the terms of which will be incorporated by reference herein.

(i) The laws of the State of New York, excluding its conflict of laws principles shall govern this Agreement. EACH PARTY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL. IN ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, YOU AGREE TO BRING ANY ACTION OR PROCEEDING OVER SUCH DISPUTE SOLELY IN THE UNITED STATES DISTRICT COURT LOCATED IN WESTCHESTER COUNTY, NEW YORK (OR, IF SUBJECT MATTER JURISDICTION IN THAT COURT IS NOT AVAILABLE, IN ANY STATE COURT LOCATED WITHIN THE COUNTY OF WESTCHESTER, NEW YORK).

(j) If the event of any inconsistency in the various documents which govern the parties' performance under this Agreement, the order of precedence shall be:


      (i) this Agreement, excluding its exhibits, appendices and other attachments (unless an exhibit, appendix or attachment specifically supersedes a term of this Agreement, in which case the terms of such exhibit, appendix or attachment shall govern);

      (ii)  the Installation Agreement attached as Exhibit 1;

      (iii) Appendices A and B, as appropriate; and

      (iv) any other exhibits, appendices or other attachments in the order in which they are attached unless a subsequent exhibit, appendix, or other attachment specifically supersedes a term of a prior exhibit, appendix, or other attachment.

(k)   The parties agree that:

      (1) an identification code (called a "USERID") contained in an electronic document is legally sufficient to verify the sender's identity and the document's authenticity;

      (ii)  an electronic document that contains a USERID is a signed writing;
            and

      (iii) an electronic document, or any computer printout of it, is an original when maintained in the normal course of business.

(l) If any section or subsection of this Agreement is found by competent judicial authority to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any such section or subsection in every other respect and the remainder of this Agreement shall continue in full force and effect.

(m) All of your rights and all of our obligations under this Agreement are only valid in the United States and Puerto Rico.

IN WITNESS WHEREOF, the parties execute "this Agreement for Participation in the IBM Business Partner - PC, Authorized Assembler Program effective as of the date first above written.


Received by IBM        BBH                       96 Nov 13 A9:54
                -------------------            --------------------
                    Office No.                        Date

Agreed and Accepted By:

International Business Machines Corporation    Information Technology Services, Inc.
By:  /s/                                       By:  /s/
   --------------------------------            -----------------------------------
        Authorized Signature                      Authorized Signature


-----------------------------------            -----------------------------------
        Name (Print or Type)                    Name (Print or Type)




Agreed and Accepted By
Authorized Subsidiary:

Name of Authorized Subsidiary:
                              ---------------------------------

                          By:
                              ---------------------------------
                                   Authorized Signature


                              ----------------------------------
                                   Name (Print or Type)

Address of Authorized Subsidiary:

-------------------------------------------

-------------------------------------------


Authorized Subsidiary Approved:

International Business Machines Corporation Effective Date:
                                                           -------------------

By:
    --------------------------------------
        Authorized Signature

    --------------------------------------
        Name (Print or Type)

[A total of 16 pages have been omitted in accordance with a Confidential Treatment Request.]